As filed with the U.S. Securities and Exchange Commission on November 5 , 2024

Registration No. 333-281195

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM F-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

DYNAGAS LNG PARTNERS LP
and other registrants

(See table of additional registrants)

(Exact name of Registrant as specified in its charter)

Republic of the Marshall Islands	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Dynagas LNG Partners LP

97 Poseidonos Avenue and 2 Foivis Street

166 74 Glyfada, Athens, Greece

+30 210 891 7960

(Address and telephone number of Registrant’s principal executive offices)

Puglisi & Associates

850 Library Avenue, Suite 204

Newark, Delaware 19711

(302) 738-6680 (Phone)

(302) 738-7210 (Fax)

(Name, address, and telephone number of agent for service)

Copies to:

Filana R. Silberberg, Esq.

Watson Farley & Williams LLP

120 West 45th Street

New York, New York 10036

(212) 922-2225 (telephone number)

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective as determined by market conditions and other factors.

If only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

† The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Name	Organization	Ownership percentage
Dynagas Operating LP	Marshall Islands	100%
Dynagas Operating GP LLC	Marshall Islands	100%
Dynagas Equity Holding Limited	Marshall Islands	100%
Pegasus Shipholding S.A.	Marshall Islands	100%
Seacrown Maritime Ltd.	Marshall Islands	100%
Lance Shipping S.A.	Marshall Islands	100%
Noteworthy Shipping Limited	Malta	100%
Dynagas Finance Inc.	Marshall Islands	100%
Navajo Marine Limited	Marshall Islands	100%
Solana Holding Ltd.	Marshall Islands	100%
Dynagas LNG Carriers Ltd.	Marshall Islands	100%
Dynagas Finance LLC	Delaware	100%

EXPLANATORY NOTE

This Amendment No. 2 (this “Amendment”) to the Registration Statement on Form F-3 (File No. 333-281195) of Dynagas LNG Partners LP is being filed solely for the purpose of filing an updated Exhibit 23.1. Accordingly, this Amendment consists only of the facing page, this explanatory note and Part II of the Registration Statement on Form F-3, including the signature pages and exhibit index. This Amendment No. 2 does not contain a copy of the prospectus that was included in the Registration Statement on Form F-3, as amended, and is not intended to amend or delete any part of the prospectus.

Part II

Information Not Required in the Prospectus

Item 8. Indemnification of Directors and Officers.

Indemnification of Directors and Officers and Limitation of Liability

Dynagas LNG Partners LP (the “Partnership”) is a Marshall Islands limited partnership. Under the Marshall Islands Limited Partnership Act, a partnership agreement may set forth that the partnership shall indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever. Under the Partnership’s Fourth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), in most circumstances, it will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

(1)	its General Partner;
(2)	any departing General Partner;
(3)	any person who is or was an affiliate of its General Partner or any departing General Partner;
(4)	any person who is or was an officer, director, member, fiduciary or trustee of any entity described in (1), (2) or (3) above;
(5)	any person who is or was serving as a director, officer, member, fiduciary or trustee of another person at the request of its Board of Directors, its General Partner or any departing General Partner;
(6)	any person designated by its Board of Directors;
(7)	the members of its Board of Directors; and
(8)	any of its officers.

Any indemnification under these provisions will only be out of the Partnership’s assets. Unless it otherwise agrees, the Partnership’s General Partner will not be personally liable for, or have any obligation to contribute or lend funds or assets to the Partnership to enable it to effectuate, indemnification. The Partnership may purchase insurance against liabilities asserted against and expenses incurred by persons for its activities, regardless of whether it would have the power to indemnify the person against liabilities under the Partnership Agreement. The Partnership currently maintains directors’ and officers’ insurance for its directors and officers.

Item 9. Exhibits

The exhibit index at the end of this registration statement identifies the exhibits which are included in this registration statement and are incorporated herein by reference (the “Exhibit Index”).

Item 10. Undertakings

(a)	Each undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
Provided however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrants pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)	To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering.
(5)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(i)	Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(6)	That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: Each undersigned registrant undertakes that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;
(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;
(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or its securities provided by or on behalf of the undersigned registrants; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(b) Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) - (f) [Reserved]

(g) Not applicable.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(i) Not applicable.

(j) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (the “Act”) in accordance with the rules and regulations prescribed by the SEC under section 305(b)2 of the Act.

(k) Not applicable.

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Underwriting Agreement*

3.1	Certificate of Limited Partnership of Dynagas LNG Partners LP (incorporated by reference to Exhibit 3.1 to the registrant’s Registration Statement on Form F-1 (Registration No. 333-191653))

3.2	Fourth Amended and Restated Agreement of Limited Partnership of Dynagas LNG Partners LP (incorporated by reference to the Partnership’s Registration Statement on Form 8-A12B, filed with the Securities and Exchange Commission on October 23, 2018).

4.1	Form of Senior Indenture***

4.2	Form of Subordinated Indenture***

4.3	Form of Debt Securities*

4.4	Form of Warrant Agreement*

4.5	Form of Warrant Certificate*

4.6	Form of Rights Agreement*

4.7	Form of Rights Certificate*

4.8	Form of Purchase Contract*

5.1	Opinion of Watson Farley & Williams LLP ***

5.2	Opinion of Gauci-Maistre Xynou ***

8.1	Opinion of Watson Farley & Williams LLP relating to certain tax matters***

22.1	List of Subsidiary Guarantors ***

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Watson Farley & Williams LLP (contained in Exhibits 5.1 and 8.1) ***

23.3	Consent of Drewry Shipping Consultants, Ltd.***

23.4	Consent of Opinion of Gauci-Maistre Xynou (contained in Exhibit 5.2) ***

24.1	Power of Attorney (contained in the signature page hereto)***

25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended (Subordinated Indenture)**

25.2	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended (Senior Indenture)**

107.1	Filing Fee Table***

_______________________

* To be filed by amendment or as an exhibit to a Report on Form 6-K of the Registrant that is incorporated by reference into this registration statement.

** To be filed in accordance with the requirements of Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

*** Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

DYNAGAS LNG PARTNERS LP

By:	/s/ Michael Gregos
Name:	Michael Gregos
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

*	Chairman of the Board of Directors
Georgios Prokopiou

*	Chief Executive Officer and Director (Principal Executive Officer)
Tony Lauritzen

/s/ Michael Gregos	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Michael Gregos

*	Director
Dimitris Anagnostopoulos

*	Director
Alexios Rodopoulos

*	Director
Evangelos Vlahoulis

*By:	/s/ Filana R. Silberberg
Filana R. Silberberg
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Dynagas LNG Partners LP has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

DYNAGAS FINANCE INC.

By:	/s/ Michael Gregos
Name:	Michael Gregos
Title:	President, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Michael Gregos	President and Secretary and Director (Principal Executive, Financial and Accounting Officer)
Michael Gregos

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Dynagas Finance Inc. has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

DYNAGAS OPERATING LP

By:	Dynagas Operating GP LLC, General Partner

By:	/s/ Michael Gregos
Name:	Michael Gregos
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Michael Gregos	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of Dynagas Operating GP LLC, as General Partner of Dynagas Operating LP
Michael Gregos

*	Chief Executive Officer (Principal Executive Officer) of Dynagas Operating GP LLC, as General Partner of Dynagas Operating LP
Tony Lauritzen

*By:	/s/ Filana R. Silberberg
Filana R. Silberberg
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Dynagas Operating LP has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

DYNAGAS OPERATING GP LLC

By:	/s/ Michael Gregos
Name:	Michael Gregos
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Michael Gregos	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Michael Gregos

*	Chief Executive Officer (Principal Executive Officer)
Tony Lauritzen

*By:	/s/ Filana R. Silberberg
Filana R. Silberberg
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Dynagas Operating GP LLC has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

DYNAGAS EQUITY HOLDING LIMITED

By:	DIRECT LINE LIMITED, as Secretary and Director

By:	/s/ Martine Rachel Capiron
Name:	Martine Rachel Capiron
Title:	Director of Direct Line Limited, Secretary and Director of Dynagas Equity Holding Limited

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Martine Rachel Capiron	Director of Direct Line Limited, as Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of Dynagas Equity Holding Limited
Martine Rachel Capiron

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Dynagas Equity Holding Limited has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

SOLANA HOLDING LTD.

By:	DIRECT RESULT LIMITED, as Secretary, Treasurer and Director

By:	/s/ Martine Rachel Capiron
Name:	Martine Rachel Capiron
Title:	Director of Direct Result Limited, Secretary and Director of Solana Holding Ltd.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Martine Rachel Capiron	Director of Direct Result Limited, as Secretary, Treasurer and Director(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of Solana Holding Ltd.
Martine Rachel Capiron

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Solana Holding Ltd. has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

PEGASUS SHIPHOLDING S.A.

By:	DIRECT TITLE LIMITED, as Secretary, Treasurer and Director

By:	/s/ Martine Rachel Capiron
Name:	Martine Rachel Capiron
Title:	Director of Direct Title Limited, Secretary and Director of Pegasus Shipholding S.A.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Martine Rachel Capiron	Director of Direct Title Limited, as Secretary, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) Pegasus Shipholding S.A.
Martine Rachel Capiron

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Pegasus Shipholding S.A. has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

SEACROWN MARITIME LTD.

By:	DIRECT NORTH LIMITED, as Secretary, Treasurer and Director

By:	/s/ Martine Rachel Capiron
Name:	Martine Rachel Capiron
Title:	Director of Direct North Limited, Secretary, Treasurer and Director of Seacrown Maritime Limited

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Martine Rachel Capiron	Director of Direct North Limited, as Secretary, Treasurer and Director(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) Seacrown Maritime Ltd.
Martine Rachel Capiron

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Seacrown Maritime Ltd. has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

DYNAGAS LNG CARRIERS LTD.

By:	DIRECT AUSTRALIS LIMITED, as President, Secretary, Treasurer and Sole Director

By:	/s/ Martine Rachel Capiron
Name:	Martine Rachel Capiron
Title:	Director of Direct Australis Limited, President, Secretary, Treasurer and Sole Director of Dynagas LNG Carriers Ltd.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Martine Rachel Capiron	Director of Direct Australis Limited, as President, Secretary, Treasurer and Sole Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of Arctic LNG Carriers Ltd.
Martine Rachel Capiron

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Dynagas LNG Carriers Ltd. has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

LANCE SHIPPING S.A.

By:	DIRECT LINE LIMITED, as Secretary and Director

By:	/s/ Martine Rachel Capiron
Name:	Martine Rachel Capiron
Title:	Director of Direct Line Limited, Secretary and Director of Lance Shipping S.A.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Martine Rachel Capiron	Director of Direct Line Limited, as Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of Lance Shipping S.A.
Martine Rachel Capiron

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Lance Shipping S.A. has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

NOTEWORTHY SHIPPING LIMITED

By: DIRECT POINT LIMITED, President, Secretary, Treasurer and Sole Director

By:	/s/ Martine Rachel Capiron
Name:	Martine Rachel Capiron
Title:	President, Secretary, Treasurer and Sole Director of Noteworthy Shipping Limited

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Martine Rachel Capiron	Director of Direct Point Limited, President, Secretary, Treasurer and Sole Director of Fareastern Shipping Limited (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
Martine Rachel Capiron

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Noteworthy Shipping Limited has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

NAVAJO MARINE LIMITED

By:	DIRECT RESULT LIMITED, as Secretary, Treasurer and Director

By:	/s/ Martine Rachel Capiron
Name:	Martine Rachel Capiron
Title:	Director of Direct Result Limited, Secretary and Director of Navajo Marine Limited

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Martine Rachel Capiron	Director of Direct Result Limited, as Secretary, Treasurer, and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of Navajo Marine Limited
Martine Rachel Capiron

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Navajo Marine Limited has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on November 5 , 2024.

DYNAGAS FINANCE LLC

By:	/s/ Michael Gregos
Name:	Michael Gregos
Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 5 , 2024 in the capacities indicated.

Signature	Title

/s/ Michael Gregos	President and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
Michael Gregos

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Dynagas Finance LLC has signed this registration statement in the City of Newark, State of Delaware on November 5 , 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative in the United States